Exhibit 10.18

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

QUITCLAIM DEED

THIS INDENTURE made as of this 20th day of March, 2018, between BITMAIN, INC., a Delaware corporation, First Party, and CARPENTER CREEK, LLC, a Tennessee limited liability company, Second Party:

WITNE SSETH:

THAT SAID FIRST PARTY, for and in consideration of the sum of ONE AND NO/100 ($1.00) DOLLAR, and other good and valuable consideration, to it in hand paid by said Second Party, the receipt of which is hereby acknowledged, has bargained, sold, remised, released and QUITCLAIMED, and does by these presents bargain, sell, remise, release and QUITCLAIM unto Second Party all of First Party's right, title and interest in and to the following described premises, to-wit:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

With the hereditaments and appurtenances thereto appertaining, hereby releasing all claims therein to the said Second Party, its successors and assigns forever.

Whenever in this instrument a pronoun is used it shall be construed to represent either singular or plural, as the case may demand.

IN WITNESS WHEREOF, the said First Party has caused this instrument to be executed as of the day and year first above written.

BITMAIN, INC., a Delaware corporation

By:	/s/ Xiaojing Guo

Title:	General Manager

COUNTERSIGNED
KNOX COUNTY PROPERTY ACCESSOR

MAR 22 2018

BY	/s/ JOHN R. WHITEHEAD

EXHIBIT A

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